UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2004
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                                PVF CAPITAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


          Ohio                          0-24948                  34-1659805
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(State or Other Jurisdiction)         (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)



30000 Aurora Road,   Solon,   Ohio                                   44139
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(Address of Principal Executive Offices)                           (Zip Code)



       Registrant's telephone number, including area code: (440) 248-7171
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


     Exhibit 99.1 Press Release dated January 15, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On January 15,  2004,  PVF Capital  Corp.  (the  "Company")  issued a press release announcing its unaudited financial results for the quarter ended December 31, 2003. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PVF CAPITAL CORP.



Date:    January 16, 2004                       By: /s/ C. Keith Swaney
                                                   -----------------------------
                                                   C. Keith Swaney
                                                   President, Chief Operating
                                                    Officer and Treasurer